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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): FEBRUARY 25, 2005

                          FIRST MANITOWOC BANCORP, INC.
             (Exact name of registrant as specified in its charter)


                   WISCONSIN                                0-25983                          39-1435359
                   ----------                               -------                          ----------
 (State or other jurisdiction of incorporation)     (Commission File Number)     (IRS Employer Identification Number)

                             402 NORTH EIGHTH STREET
                         MANITOWOC, WISCONSIN 54221-0010
                     (Address of Principal Executive Office)

                                 (920) 684-6611
              (Registrant's telephone number, including area code)

                                       N/A
         ---------------------------------------------------------------
           Former name or former address, if changed since last report


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

       [ ] Written communications pursuant to Rule 425 under the Securities Act
           (17 CFR 230.425)

       [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
           (17 CFR 240.14a-12)

       [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

       [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01         OTHER EVENTS.

On February 25, 2005, First Manitowoc Bancorp, Inc. ("FMB") announced that it would be engaging in a "going private" transaction (the "Transaction") to eliminate annual expenses in connection with compliance with the Sarbanes-Oxley Act of 2002 and the reporting requirements of the Securities Exchange Act of 1934. The Transaction is designed to reduce the number of FMB's shareholders to permit FMB to terminate its registration with the United States Securities and Exchange Commission. A copy of the news release announcing the Transaction is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits

         99.1 News Release of First Manitowoc Bancorp, Inc. dated February 25, 2005.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: February 25, 2005                 FIRST MANITOWOC BANCORP, INC.


                                        By: /s/ Thomas J. Bare
                                           -------------------------------------
                                           Thomas J. Bare
                                           Chief Executive Officer and President



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                                  EXHIBIT INDEX


EXHIBIT NO.       DESCRIPTION
-----------       -----------

99.1              Exhibit 99.1  News Release of First Manitowoc Bancorp, Inc.
                  dated February 25, 2005